--------------------------------------------------------------------------------
    THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., EASTERN DAYLIGHT TIME, ON
               , 1998, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., EASTERN DAYLIGHT TIME, ON THE EXPIRATION
   DATE.
--------------------------------------------------------------------------------

                        ASCENT ENTERTAINMENT GROUP, INC.
                            1200 SEVENTEENTH STREET
                                   SUITE 2800
                                DENVER, CO 80202

                             LETTER OF TRANSMITTAL

           TO EXCHANGE 11 7/8% SENIOR SECURED DISCOUNT NOTES DUE 2004

                                EXCHANGE AGENT:
                              The Bank Of New York

                            TO: The Bank Of New York

                            FACSIMILE TRANSMISSION:
                          (Eligible Institutions Only)
                                 (212) 815-6339

                            CONFIRM BY TELEPHONE TO:
                                 (212) 815-6337

                   BY MAIL/HAND DELIVERY/OVERNIGHT DELIVERY:
                              The Bank Of New York
                 Corporate Trust Services Window, Ground Level
                    Attn: Reorganization Center, Odell Romeo
                               101 Barclay Street
                               New York, NY 10286

                         BY REGISTERED CERTIFIED MAIL:
                              The Bank of New York
                             101 Barclay Street, 7E
                              New York, N.Y. 10286
                    Attn: Reorganization Center, Odell Romeo

DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE DOES
                        NOT CONSTITUTE A VALID DELIVERY.

    The undersigned acknowledges receipt of the Prospectus dated January   ,
1998 (the "Prospectus") of Ascent Entertainment Group, Inc., a Delaware corporation (the "Issuer"), and this Letter of Transmittal for 11 7/8% Senior Secured Discount Notes due 2004 which may be amended from time to time (this "Letter"), which together constitute the Issuer's offer (the "Exchange Offer") to exchange $1,000 in principal amount at maturity of its 11 7/8% Senior Secured Discount Notes due 2004 (the "Exchange Notes") for each $1,000 in principal amount at maturity of its outstanding 11 7/8% Senior Secured Discount Notes due 2004 (the "Senior Notes") that were issued and sold in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Securities Act").

    The undersigned has completed, executed and delivered this Letter to indicate the action he or she desires to take with respect to the Exchange Offer.

    All holders of Senior Notes who wish to tender their Senior Notes must, prior to the Expiration Date: (1) complete, sign, date and deliver this Letter, or a facsimile thereof, to the Exchange Agent, in person or to the address set forth above; and (2) tender his or her Senior Notes or, if a tender of Senior Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility"), confirm such book-entry transfer (a "Book-Entry Confirmation"), in each case in accordance with the procedures for tendering described in the Instructions to this Letter. Holders of Senior Notes whose certificates are not immediately available, or who are unable to deliver their certificates or Book-Entry Confirmation and all other documents required by this Letter to be delivered to the Exchange Agent on or prior to the Expiration Date, must tender their Senior Notes according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer--How to Tender" in the Prospectus. (See Instruction 1).

    Upon the terms and subject to the conditions of the Exchange Offer, the acceptance for exchange of Senior Notes validly tendered and not withdrawn and the issuance of the Exchange Notes will be made on the Exchange Date. For the purposes of the Exchange Offer, the Issuer shall be deemed to have accepted for exchange validly tendered Senior Notes when, as and if the Issuer has given written notice thereof to the Exchange Agent.

    The Instructions included with this Letter must be followed in their entirety. Questions and requests for assistance or for additional copies of the Prospectus or this Letter may be directed to the Exchange Agent, at the address listed above, or Arthur M. Aaron, Vice President, Business & Legal Affairs and Secretary, Ascent Entertainment Group, Inc., 1200 Seventeenth Street, Suite 2800, Denver, CO 80202, at (303) 626-7000.

            PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL, INCLUDING
                   THE INSTRUCTIONS TO THIS LETTER, CAREFULLY
                         BEFORE CHECKING ANY BOX BELOW

    Capitalized terms used in this Letter and not defined herein shall have the respective meanings ascribed to them in the Prospectus.

    List in Box 1 Below the Senior Notes of which you are the holder. If the space provided in Box 1 is inadequate, list the certificate numbers and principal amount of Senior Notes on a separate signed schedule and affix that schedule to this letter.

                                     BOX 1

 -------------------------------------------------------------------------------------------
                          TO BE COMPLETED BY ALL TENDERING HOLDERS
 -------------------------------------------------------------------------------------------
                                                                                 PRINCIPAL
                                                                 PRINCIPAL       AMOUNT AT
           NAME(S) AND ADDRESS(S)                                AMOUNT AT      MATURITY OF
           OF REGISTERED HOLDER(S)              CERTIFICATE     MATURITY OF     SENIOR NOTES
          (PLEASE FILL IN IF BLANK)             NUMBER(S)(1)    SENIOR NOTES    TENDERED(2)
---------------------------------------------------------------------------------------------

                                               ----------------------------------------------

                                               ----------------------------------------------

                                               ----------------------------------------------

                                               ----------------------------------------------

                                               ----------------------------------------------

                                               ----------------------------------------------

                                               ----------------------------------------------
                                                  TOTALS:

---------------------------------------------------------------------------------------------

(1) Need not be completed if Senior Notes are being tendered by book-entry transfer.

(2) Unless otherwise indicated, the entire principal amount of Senior Notes represented by a certificate or Book-Entry Confirmation delivered to the Exchange Agent will be deemed to have been tendered.

Ladies and Gentlemen:

    Upon the terms and subject to the conditions of the Exchange Offer, the undersigned tenders to the Issuer the principal amount of Senior Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Senior Notes, tendered with this Letter, the undersigned exchanges, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to the Senior Notes tendered.

    The undersigned constitutes and appoints the Exchange Agent as his or her agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuer) with respect to the tendered Senior Notes, with full power of substitution, to: (a) deliver certificates for such Senior Notes;
(b) deliver Senior Notes and all accompanying evidence of transfer and authenticity to or upon the order of the Issuer upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to which the undersigned is entitled upon the acceptance by the Issuer of the Senior Notes tendered under the Exchange Offer; and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the Senior Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

    The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, assign and transfer the Senior Notes tendered hereby and that the Issuer will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer to be necessary or desirable to complete the assignment and transfer of the Senior Notes tendered.

    The undersigned agrees that acceptance of any tendered Senior Notes by the Issuer and the issuance of Exchange Senior Notes in exchange therefor shall constitute performance in full by the Issuer of its obligations under the Registration Rights Agreement (as defined in the Prospectus) and that, upon the issuance of the Exchange Senior Notes, the Issuer will have no further obligations or liabilities thereunder (except in certain limited circumstances). By tendering Senior Notes, the undersigned certifies (a) that it is not an "affiliate" of the Issuer within the meaning of the Securities Act (an "Affiliate"), that it is not a broker-dealer that owns Senior Notes acquired directly from the Issuer or an Affiliate, that it is acquiring the Exchange Senior Notes acquired directly from the Issuer or an Affiliate, that it is acquiring the Exchange Senior Notes offered hereby in the ordinary course of the undersigned's business and that the undersigned has no arrangement with any person to participate in the distribution of such Exchange Senior Notes; or (b) that it is an Exchanging Dealer (as defined in the Prospectus) and that it will deliver a prospectus in connection with any resale of the Exchange Senior Notes.

    If the undersigned is an Exchanging Dealer that will receive Exchange Senior Notes for its own account in exchange for Senior Notes, it represents that the Senior Notes to be exchanged for the Exchange Senior Notes were acquired as a result of market making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Senior Notes. By so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

    The Issuer and the Exchange Agent have agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by an Exchanging Dealer in connection with resales of Exchange Senior Notes received in exchange for Senior Notes, where such Senior Notes were acquired by such Exchanging Dealer for its own account as a result of market-making activities or other trading activities, for a period ending 1 year after the Expiration Date (subject to extension under certain limited circumstances described in the Prospectus) or, if earlier, when all such Exchange Senior Notes have been disposed of by such Exchanging Dealer. In that regard, each Exchanging Dealer, agrees that, upon receipt of notice from the Issuer or the Exchange Agent of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such Exchanging Dealer will suspend the sale of exchange capital securities pursuant to the Prospectus until the Issuer and the Exchange Agent have amended or supplemented the Prospectus to correct such misstatement or omission and have furnished copies of the amended or supplemented Prospectus to the Exchanging Dealer or the Issuer or the Exchange Agent have given notice that the sale of the Exchange Senior Notes may be resumed, as the case may be. If the Issuer or the Exchange Agent gives such notice to suspend the sale of the Exchange Senior Notes, they shall extend the 1 year period referred to above during which Exchanging Dealers are entitled to use the Prospectus in connection with the resale of Exchange Senior Notes by the number of days during the period from and including the date of the giving of such notice to and including the date when Exchanging Dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Exchange Senior Notes or to and including the date on which the Issuer or the Exchange Agent has given notice that the Sale of the Exchange Senior Notes may be resumed, as the case may be.

    The Issuer may accept the undersigned's tender by delivering written notice of acceptance to the Exchange Agent, at which time the undersigned's right to withdraw such tender will terminate.

    All authority conferred or agreed to be conferred by this Letter shall survive the death or incapacity of the undersigned, and every obligation of the undersigned under this Letter shall be binding upon the undersigned's heirs, personal representatives, successors and assigns. Tenders may be withdrawn only in accordance with the procedures set forth in the Instructions contained in this Letter.

    Unless otherwise indicated under "Special Delivery Instructions" below, the Exchange Agent will deliver Exchange Senior Notes (and, if applicable, a certificate for any Senior Notes not tendered but represented by a certificate also encompassing Senior Notes which are tendered) to the undersigned at the address set forth in Box 1.

    The Exchange Offer is subject to the more detailed terms set forth in the Prospectus and, in case of any conflict between the terms of the terms of the Prospectus and this Letter, the Prospectus shall prevail.

/ /  CHECK HERE IF TENDERED SENIOR NOTES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution: _____________________________________________

    Account Number: ____________________________________________________________

    Transaction Code Number: ___________________________________________________

/ /  CHECK HERE IF TENDERED SENIOR NOTES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

    Name(s) of Registered Owner(s): ____________________________________________

    Date of Execution of Notice of Guaranteed Delivery: ________________________

    Window Ticket Number (if available): _______________________________________

    Name of Institution which Guaranteed Delivery: _____________________________

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

                                     BOX 2

--------------------------------------------------------------------------------

                                PLEASE SIGN HERE
                     WHETHER OR NOT SENIOR NOTES ARE BEING
                           PHYSICALLY TENDERED HEREBY

  This box must be signed by registered holder(s) of Senior Notes as their name(s) appear(s) on certificate(s) for Senior Notes, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Letter. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. (See Instruction 3)

  X __________________________________________________________________________

  X __________________________________________________________________________
                SIGNATURE(S) OF OWNER(S) OR AUTHORIZED SIGNATORY

  Date: __________________ , 1998

  Name(s) ____________________________________________________________________
                                 (PLEASE PRINT)

  Capacity: __________________________________________________________________

  Address: ___________________________________________________________________
                               (INCLUDE ZIP CODE)

  Area Code and Telephone No.: _______________________________________________

                   PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN
                 SIGNATURE GUARANTEE (SEE INSTRUCTIONS 3 BELOW)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

   ___________________________________________________________________________
             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

    _________________________________________________________________________
               (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER
                         (INCLUDING AREA CODE) OF FIRM)

    _________________________________________________________________________
                             (AUTHORIZED SIGNATURE)

    _________________________________________________________________________
                                    (TITLE)

    _________________________________________________________________________
                                 (PRINTED NAME)

  Date: __________________ , 1998
--------------------------------------------------------------------------------

                                     BOX 3
                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                    PAYOR'S NAME:

-----------------------------------------------------------------------------------------
           SUBSTITUTE             Part I: PLEASE             Social Security Number
            FORM W-9              PROVIDE YOUR TIN IN     OR -------------------------
   Department of the Treasury     THE BOX AT RIGHT AND   Employer Identification Number
    Internal Revenue Service      CERTIFY BY SIGNING
                                  AND DATING BELOW
                                  -------------------------------------------------------
                                  Part II: Check the box if you are NOT subject to
                                  back-up withholding under the provisions of Section
                                  2406(a)(1)(c) of the Internal Revenue Code because (1)
                                  you have not been notified by the Service that you are
                                  subject to back-up withholding as a result of failure
  Payer's Request for Taxpayer    to report all interest or dividends or (2) the Internal
  Identification Number (TIN)
                                  Revenue Service has notified you that you are no longer
                                  subject to back-up withholding.
                                  -------------------------------------------------------

                                  Part III: Awaiting TIN  / /
-----------------------------------------------------------------------------------------

 CERTIFICATION UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON
 THIS FORM IS TRUE, CORRECT AND COMPLETE.

                       Signature                         Date
 Name:
                    (PLEASE PRINT)

-----------------------------------------------------------------------------------------

                                     BOX 4

--------------------------------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

  To be completed ONLY if certificates for Senior Notes in a principal amount not exchanged, or Exchange Senior Notes, are to be issued in the name of someone other than the person whose signature appears in Box 2, or if Senior Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

  Issue and deliver:
  (check appropriate boxes)

  / /  Senior Notes not tendered

  / /  Exchange Senior Notes, to:

  (Please Print)

  Name: ______________________________________________________________________

  Address: ___________________________________________________________________

                                         _____________________________________

  Please complete the Substitute Form W-9 at Box 3.

  Tax I.D. or Social Security Number: ________________________________________
--------------------------------------------------------------------------------

                                     BOX 5

--------------------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

  To be completed ONLY if certificates for Senior Notes in a principal amount not exchanged, or Exchange Senior Notes, are to be sent to someone other than the person whose signature appears in Box 2 or to an address other than that shown in Box 1.

  Deliver:
  (Check appropriate boxes)

  / /  Senior Notes not tendered

  / /  Exchange Senior Notes, to:

  (Please Print)

  Name: ______________________________________________________________________

  Address: ___________________________________________________________________

                                         _____________________________________

  Please complete the Substitute Form W-9 at Box 3.

  Tax I.D. or Social Security Number: ________________________________________
--------------------------------------------------------------------------------

                                  INSTRUCTIONS
                         FORMING PART OF THE TERMS AND
                        CONDITIONS OF THE EXCHANGE OFFER

    1. DELIVERY OF THIS LETTER AND CERTIFICATES. Certificates for Senior Notes or a Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed copy of this Letter and any other documents required by this Letter, must be received by the Exchange Agent at one of its addresses set forth herein on or before the Expiration Date. The method of delivery of this Letter, certificates for Senior Notes or a Book-Entry Confirmation, as the case may be, and any other required documents is at the election and risk of the tendering holder, but except as otherwise provided below, the delivery will be deemed made when actually received by the Exchange Agent. If delivery is by mail, the use of registered mail with return receipt requested, properly insured, is suggested.

    If tendered Senior Notes are registered in the name of the signer of the Letter of Transmittal and the Exchange Senior Notes to be issued in exchange therefor are to be issued (and any untendered Senior Notes are to be reissued) in the name of the registered holder, the signature of such signer need not be guaranteed. In any other case, the tendered Senior Notes must be endorsed or accompanied by written instruments of transfer in form satisfactory to the Issuer and duly executed by the registered holder and the signature on the endorsement or instrument of transfer must be guaranteed by a bank, broker, dealer, credit union, savings association, clearing agency or other institution (each an "Eligible Institution") that is a member of a recognized signature guarantee medallion program within the meaning of Rule 17Ad-15 under the Exchange Act. If the Exchange Senior Notes and/or Senior Notes not exchanged are to be delivered to an address other than that of the registered holder appearing on the note register for the Senior Notes, the signature on the Letter of Transmittal must be guaranteed by an Eligible Institution.

    Any beneficial owner whose Senior Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender Senior Notes should contact such holder promptly and instruct such holder to tender Senior Notes on such beneficial owner's behalf. If such beneficial owner wishes to tender such Senior Notes himself, such beneficial owner must, prior to completing and executing the Letter of Transmittal and delivering such Senior Notes, either make appropriate arrangements to register ownership of the Senior Notes in such beneficial owner's name or follow the procedures described in the immediately preceding paragraph. The transfer of record ownership may take considerable time.

    Holders whose Senior Notes are not immediately available or who cannot deliver their Senior Notes or a Book-Entry Confirmation, as the case may be, and all other required documents to the Exchange Agent on or before the Expiration Date may tender their Senior Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedure: (i) tender must be made by or through an Eligible Institution; (ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by telegram, facsimile transmission, mail or hand delivery) (x) setting forth the name and address of the holder, the description of the Senior Notes and the principal amount of Senior Notes tendered, (y) stating that the tender is being made thereby and (z) guaranteeing that, within five New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, this Letter together with the certificates representing the Senior Notes or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the certificates for all tendered Senior Notes or a Book-Entry Confirmation, as the case may be, as well as all other documents required by this Letter, must be received by the Exchange Agent within five New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in the Prospectus under the caption "The Exchange Offer--How to Tender."

    The method of delivery of Senior Notes and all other documents is at the election and risk of the holder. If sent by mail, it is recommended that registered mail, return receipt requested, be used, proper insurance be obtained, and the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent on or before the Expiration Date.

    Unless an exemption applies under the applicable law and regulations concerning "backup withholding" of federal income tax, the Exchange Agent will be required to withhold, and will withhold, 31% of the gross proceeds otherwise payable to a holder pursuant to the Exchange Offer if the holder does not provide his or her taxpayer identification number (social security number or employer identification number) and certify that such number is correct. Each tendering holder should complete and sign the main signature form and the Substitute Form W-9 included as part of the Letter of Transmittal, so as to provide the information and certification necessary to avoid backup withholding, unless an applicable exemption exists and is proved in a manner satisfactory to the Issuer and the Exchange Agent.

    If a holder desires to accept the Exchange Offer and time will not permit a Letter of Transmittal or Senior Notes to reach the Exchange Agent before the Expiration Date, a tender may be effected if the Exchange Agent has received at its office listed on the back cover hereof on or prior to the Expiration Date a letter, telegram or facsimile transmission from an Eligible Institution setting forth the name and address of the tendering holder, the principal amount of the Senior Notes being tendered, the names in which the Senior Notes are registered and, if possible, the certificate numbers of the Senior Notes to be tendered, and stating that the tender is being made thereby and guaranteeing that within five New York Stock Exchange trading days after the date of execution of such letter, telegram or facsimile transmission by the Eligible Institution, the Senior Notes in proper form for transfer, will be delivered by such Eligible Institution together with a properly completed and duly executed Letter of Transmittal (and any other required documents). Unless Senior Notes being tendered by the above-described method (or a timely Book-Entry Confirmation) are deposited with the Exchange Agent within the time period set forth above (accompanied or preceded by a properly completed Letter of Transmittal and any other required documents), the Issuer may, at its option, reject the tender. Copies of a Notice of Guaranteed Delivery which may be used by Eligible Institutions for the purposes described in this paragraph are available from the Exchange Agent.

    A tender will be deemed to have been received as of the date when the tendering holder's properly completed and duly signed Letter of Transmittal accompanied by the Senior Notes (or a timely Book-Entry Confirmation) is received by the Exchange Agent. Issuances of Exchange Senior Notes in exchange for Senior Notes tendered pursuant to a Notice of Guaranteed Delivery or letter, telegram or facsimile transmission to similar effect (as provided above) by an Eligible Institution will be made only against deposit of the Letter of Transmittal (and any other required documents) and the tendered Senior Notes (or a timely Book-Entry Confirmation).

    All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Senior Notes will be determined by the Issuer, whose determination will be final and binding. The Issuer reserves the absolute right to reject any or all tenders that are not in proper form or the acceptance of which, in the opinion of the Issuer's counsel, would be unlawful. The Issuer also reserves the right to waive any irregularities or conditions of tender as to particular Senior Notes. All tendering holders, by execution of this Letter, waive any right to receive notice of acceptance of their Senior Notes. The Issuer's interpretation of the terms and conditions of the Exchange Offer (including the Letter of Transmittal and the instructions thereto) will be final and binding.

    Neither the Issuer, the Exchange Agent nor any other person shall be obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

    2. PARTIAL TENDERS; WITHDRAWALS. If less than the entire principal amount of any Senior Note evidenced by a submitted certificate or by a Book-Entry Confirmation is tendered, the tendering holder must fill in the principal amount tendered in the fourth column of Box 1 above. All of the Senior Notes represented by a certificate or by a Book-Entry Confirmation delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. A certificate for Senior Notes not tendered will be sent to the holder, unless otherwise provided in Box 5, as soon as practicable after the Expiration Date, in the event that less than the entire principal amount of Senior Notes represented by a submitted certificate is tendered (or, in the case of Senior Notes will be credited to an account maintained by the holder with the Book-Entry Transfer Facility).

    If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn prior to the Expiration Date. To be effective with respect to the tender of Senior Notes, a notice of withdrawal must: (i) be received by the Exchange Agent before the Issuer notifies the Exchange Agent that it has accepted the tender of Senior Notes pursuant to the Exchange Offer; (ii) specify the name of the person who tendered the Senior Notes; (iii) contain a description of the Senior Notes to be withdrawn, the certificate numbers shown on the particular certificates evidencing such Senior Notes and the principal amount of Senior Notes represented by such certificates and a statement that such holder is withdrawing his election to have such Senior Notes exchanged; and
(iv) be signed by the holder in the same manner as the original signature on this Letter (including any required signature guarantee) or be accompanied by evidence satisfactory to the Issuer that the person withdrawing the tender has succeeded to the beneficial ownership of the Senior Notes being withdrawn. The Exchange Agent will return the properly withdrawn Senior Notes promptly following receipt of notice of withdrawal. All questions as to the validity of notices of withdrawal, including time of receipt, will be determined by the Issuer, and such determination will be final and binding on all parties.

    3. SIGNATURES ON THIS LETTER; ASSIGNMENTS; GUARANTEE OF SIGNATURES. If this Letter is signed by the holder(s) of Senior Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificate(s) for such Senior Notes, without alteration, enlargement or any change whatsoever.

    If any of the Senior Notes tendered hereby are owned by two or more joint owners, all owners must sign this Letter. If any tendered Senior Notes are held in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are names in which certificates are held.

    If this Letter is signed by the holder of record and (i) the entire principal amount of the holder's Senior Notes are tendered; and/or (ii) untendered Senior Notes, if any, are to be issued to the holder of record, then the holder of record need not endorse any certificates for tendered Senior Notes, nor provide a separate bond power. In any other case, the holder of record must transmit a separate bond power with this Letter.

    If this Letter or any certificate or assignment is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and proper evidence satisfactory to the Issuer of their authority to so act must be submitted, unless waived by the Issuer.

    Signatures on this Letter must be guaranteed by an Eligible Institution, unless Senior Notes are tendered: (i) by a holder who has not completed the Box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter; or (ii) for the account of an Eligible Institution. In the event that the signatures in this Letter or notice of withdrawal, as the case may be, are required to be guaranteed, such guarantee must be by an eligible guarantor institution which is a member of The Securities Transfer Agents Medallion Program (STAMP), The New York Stock Exchanges Medallion Signature Program (MSP) or The Stock Exchanges Medallion Program (SEMP). If Senior Notes are registered in the name of a person other than the signer of this Letter, the Senior Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Issuer, in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

    4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders should indicate, in Box 4 or 5, as applicable, the name and address to which the Exchange Senior Notes or certificates for Senior Notes not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering Senior Notes by book-entry transfer may request that Senior Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such holder may designate.

    5. TAX IDENTIFICATION NUMBER. Federal income tax law requires that a holder whose tendered Senior Notes are accepted for exchange must provide the Exchange Agent (as payor) with his or her correct taxpayer identification number ("TIN"), which, in the case of a holder who is an individual, is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to the holder of the Exchange Senior Notes pursuant to the Exchange Offer may be subject to back-up withholding. (If withholding results in overpayment of taxes, a refund may be obtained.) Exempt holders (including, among others, all corporations and certain foreign individuals) are not subject to these back-up withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

    Under federal income tax laws, payments that may be made by the Issuer on account of Exchange Senior Notes issues pursuant to the Exchange Offer may be subject to back-up withholding at a rate of 31%. In order to prevent back-up withholding, each tendering holder must provide his or her correct TIN by completing the "Substitute Form W-9" referred to above, certifying that the TIN provided is correct (or that the holder is awaiting a TIN) and that: (i) the holder has not been notified by the Internal Revenue Service that he or she is subject to back-up withholding as a result of failure to report all interest of dividends; (ii) the Internal Revenue Service has notified the holder that he or she is no longer subject to back-up withholding; or (iii) in accordance with the Guidelines, such holder is exempt from back-up withholding. If the Senior Notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for information on which TIN to report.

    6. TRANSFER TAXES. The Issuer will pay all transfer taxes, if any, applicable to the transfer of Senior Notes to it or its order pursuant to the Exchange Offer. If, however, the Exchange Senior Notes or certificates for Senior Notes not exchanged are to be delivered to, or are to be issued in the name of, any person other than the record holder, or if tendered certificates are recorded in the name of any person other than the person signing this Letter, or if a transfer tax is imposed by any reason other than the transfer of Senior Notes to the Issuer or its order pursuant to the Exchange Offer, then the amount of such transfer taxes (whether imposed on the record holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of taxes or exemption from taxes is not submitted with this Letter, the amount of transfer taxes will be billed directly to the tendering holder.

    Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter.

    7. WAIVER OF CONDITIONS. The Issuer reserves the absolute right to amend or waive any of the specified conditions in the Exchange Offer in the case of any Senior Notes tendered.

    8. MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES. Any holder whose certificates for Senior Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above, for further instructions.

    9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus or this Letter, may be directed to the Exchange Agent.

    IMPORTANT: THIS LETTER (TOGETHER WITH CERTIFICATES REPRESENTING TENDERED SENIOR NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR BEFORE THE EXPIRATION DATE (AS DEFINED IN THE PROSPECTUS).